EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of DynaResource, Inc. on Form 10-Q for the period ended June 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ K.W. (“K.D.”) DIEPHOLZ

K.W. (“K.D.”) Diepholz

Chairman of the Board of Directors

Dated: August 21, 201

/s/ K.W. (“K.D.”) DIEPHOLZ

K.W. (“K.D.”) Diepholz

Chief Executive Officer

Dated: August 21, 2017

/s/ K.W. (“K.D.”) Diepholz

K.W. (‘KD”) Diepholz;

/s/ K.W. (“KD”) Diepholz

K.W. (“KD”) Diepholz

Chief Financial Officer

Dated: August 21, 2017

/s/ K.W. (“K.D.”) Diepholz

K.W. (“KD”) Diepholz;

/s/ K.W. (“KD”) Diepholz

K.W. (“KD”) Diepholz

Principal Accounting Officer

Dated: August 21, 2017

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.